UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): July 3, 2006

                        COMPOSITE TECHNOLOGY CORPORATION


             (Exact name of registrant as specified in its charter)



            Nevada                     000-10999                  59-2025386
            ------                     ----------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant's Form 10-K entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements that will be filed by Registrant within 71 days of the date that this Form 8-K is required to be filed, as described in Item 9.01 below.


Item 1.01.  Entry into a Material Definitive Agreement

EU Energy Acquisition

      On June 2, 2006, Composite Technology Corporation (the "Registrant" or "CTC") entered into a Share Exchange Agreement ("Share Exchange Agreement") with shareholders holding substantially all capital stock of EU Energy plc., a U.K. public company registered in England and Wales that subsequently became a U.K. private company known as EU Energy Limited on June 15, 2006 ("EU Energy"), and Michael Porter, EU Energy's Chairman and Chief Executive Officer. Under the terms of the Share Exchange Agreement, the EU Energy shareholders agreed to exchange each EU Energy share for one-and-a-half shares of CTC common stock ("Share Exchange"). The parties closed the Share Exchange transaction on July 3, 2006 ("Closing Date").

      In connection with the closing of the Share Exchange, the Registrant and the certain major EU Energy shareholders ("Major Shareholders") executed a EU Energy Principals' Agreement ("Principals' Agreement"). The Principals' Agreement, restricts the transfer of the CTC shares of common stock issued pursuant to the Share Exchange to these shareholders ("Locked Up Shares"). Each of the Major Shareholders may dispose of only 1/12th of the Locked Up Shares held by such shareholder on the monthly anniversary of the Closing Date, such that by the 12th month after the Closing Date, all of the Locked Up Shares shall have been released from the transferability restrictions. In addition, no Major Shareholder may dispose of more than 1/6th of the Locked Up Shares during any 30 day period of the Lock-Up Period. Further, these Locked Up Shares may be surrendered to CTC in order to satisfy EU Energy-related indemnification obligations under the Share Exchange Agreement.

      Also, in connection with the Share Exchange, the Registrant entered into an Executive Employment Agreement ("Employment Agreement") with Michael Porter ("Porter") in which Porter would serve as the President of the Registrant. The Employement Agreement terminated a Consulting Agreement between EU Energy and Laikadog Holdings Limited, a company owned and controlled by Porter. Under the Employment Agreement, Porter would be paid a base salary of $400,000 per year. He would also be eligible to receive a bonus as determined by the Company in its sole discretion. If the Registrant terminated Porter for cause, or due to death or disability, then Porter would be paid his base salary and benefits through the effective date of termination. If he were terminated without Cause and not due to death or disability, then Porter would be paid his base salary and benefits through the six month anniversary of the effective date of termination. Porter also agreed to customary inventions assignment, non-solicitation and non-competition covenants under his Employment Agreement.

McIntosh Related Agreements

      On July 3, 2006, the Registrant entered into a letter agreement with The McIntosh Group ("TMG"), a law firm of which Michael McIntosh, a director of the Registrant, is one of its owners. The letter agreement terminated a previous agreement with TMG that covered the same activities. TMG will prepare, file, prosecute and maintain new and existing intellectual property applications for the Registrant and its subsidiary, CTC Cable Corporation ("CTC Cable"). TMG will also perform freedom to operate studies, as necessary, and prepare intellectual property-related agreements for CTC Cable and the Registrant. The Registrant will pay TMG $250,000 per year for such services, payable monthly in advance of each month. The Registrant will also reimburse TMG for out-of-pocket costs reasonably incurred in the performance of services. The term of this agreement expires on July 3, 2009; provided that it may be terminated prior to such date by either party upon 30 days' written notice.

      In addition, EU Energy also entered into a letter agreement with TMG. TMG will prepare, file, prosecute and maintain new and existing intellectual property applications for EU Energy. TMG will also perform freedom to operate studies, as necessary, and prepare intellectual property-related agreements. EU Energy will pay TMG $250,000 per year for such services, payable monthly in advance of each month. The Registrant will also reimburse TMG for out-of-pocket costs reasonably incurred in the performance of services. The term of this agreement expires on July 3, 2009; provided that it may be terminated prior to such date by either party upon 30 days' written notice.

      The Registrant also entered into a consulting agreement ("Consulting Agreement") with Technology Management Advisors, LLC ("Consultant"), a Colorado limited liability company controlled and owned by Michael McIntosh, on July 3, 2006. The Consulting Agreement terminated a previous agreement with the Consultant that covered the same services. Consultant will advise management in all aspects of the Registrant's technology protection and management program, including, among other things: filing U.S. and international patent applications; managing outside legal counsel; working with research and development efforts to coordinate initial patent filings with subsequent anticipated filings; advising management on third party arrangements and joint venture strategies; and, advising management on licensing, marketing and technology development agreements. Consultant will also assist management in evaluating new technology to assess whether the Company should pursue acquisition of the underlying intellectual property rights associated with such technologies. The Consulting Agreement provides that the services will be provided by McIntosh or under his supervision. Consultant will be paid $250,000 per year, payable in equal installments at the beginning of each calendar month. This Consulting Agreement will terminate on July 3, 2009, provided that it may be terminated at the end of each anniversary of its effective date upon 90 days prior written notice to the other party.

Item 2.01.  Completion of Acquisition or Disposition of Assets

      On July 3, 2006, pursuant to the terms of the Share Exchange, the Registrant acquired 100% of the capital stock of EU Energy in exchange for 39,169,170 shares of newly-issued common stock of the Registrant. By virtue of the Share Exchange, EU Energy became a wholly-owned subsidiary of the Registrant.


      EU Energy was organized as a United Kingdom company in October 2003. EU Energy is a U.K. based developer, manufacturer and seller of wind energy turbines.

Item 3.02  Unregistered Sales of Equity Securities

      On June 15, 2006, the Registrant issued 450,000 shares of its common stock to four accredited investors in settlement of a bankruptcy claim for liquidated damages related to the delay in filing an effective registration statement for certain convertible debentures originally issued in August 2004. The Registrant valued the shares at $1.56 per share at the direction of the US Bankruptcy court; the price represented the 20 day volume weighted average price for the 20 days prior to November 21, 2005 as calculated by the Bankruptcy Court for bankruptcy settlements. The Registrant recorded a bankruptcy settlement expense of $702,000 during the quarter ended June 30, 2006. The Registrant relied upon the exemption from registration under the Securities Act by reason of Section 1145 of the Bankruptcy Code for the issuance of these securities.

      As of July 3, 2006, in connection with the Share Exchange, the Registrant issued 39,169,670, shares of its common stock to shareholders of EU Energy. The Registrant relied upon Regulation S promulgated under the Securities Act of 1933, as amended, for the offer and sale of its stock to all but one EU Energy shareholder. It relied upon Section 4(2) of the Securities Act for the offer and sale to such other EU Energy shareholder. It believed that Regulation S was available because the offer and sale did not involve a public offering in the United States. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was not general solicitation or general advertising involved in the offer or sale.


Item 5.02  Appointment of Principal Officers.

      On July 3, 2006, the Board appointed Porter as President of the Registrant. Porter entered into an employment agreement with the Registrant which has been described in more detail under Item 1.01.

      From 1993 to July 2002 Porter acted as a consultant, and in some cases director for various investment companies and medium sized business groups in the establishing their European and Middle East banking, manufacturing and/or sales operations. The main clients were Skywin Investment Group, Pelletier Investors Group, Howe and Partners, and Murphy Oil and Gas exploration. From September 2002 to October 2003, Porter assisted CTC as a consultant in establishing and financing the development of its wind towers in Europe. In October 2003, Michael Porter founded EU Energy Group of companies. In July 2005 EU Energy plc purchased DeWind GmbH, the designer and manufacturer of the DeWind range of Wind Turbines. Since the inception of EU Energy, Porter has held the position of Chairman and Chief Executive Officer. He also holds the same position in EU Energy Wind Limited and DeWind Holdings Ltd in the UK and is Managing Director of DeWind GmbH and EU Energy Service and Maintenance GmbH in Lubeck Germany and Chairman of EU Energy North America Inc in the US, all of which are 100% wholly owned subsidiaries of EU Energy. He is also Chairman and Chief Executive Officer of EU Energy Wingpower Ltd., a 75% owned subsidiary of EU Energy.

      Porter is a controlling shareholder of several corporations that are shareholders of EU Energy. As more fully described under Item 1.01, the Registrant entered into a transaction with such shareholders pursuant to which the Registrant acquired all outstanding shares of EU Energy in exchange for newly-issued shares of Registrant common stock. Such shareholders also agreed to subject the CTC stock to certain transferability restrictions under the EU Energy Principals' Agreement.

      There is no family relationship between any of our former or current officers or directors and our proposed officers. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Item 8.01  Other Events

      The Registrant intends to disclose additional information pertaining to the acquisition of EU Energy and its business in a subsequent amendment to this Form 8-K.

Item 9.01.    Financial Statement and Exhibits.

(a) Financial Statements of businesses acquired.*

(b) Pro forma financial information.*

*To be filed by amendment within 71 days of the date this Form 8-K is due pursuant to Item 9.01 (a)(4) of Form 8-K.

(c) Shell company transactions. Not applicable.

(d) Exhibits

  Exhibit
  Number         Description
  ------         -----------

     10.1 Share Exchange Agreement dated as of June 2, 2006 by and among the Registrant, certain shareholders of EU Energy plc. (now called EU Energy Ltd.), and Michael Porter (1)

     10.2 EU Energy Principals' Agreement dated as of July 3, 2006 by and among the Registrant, certain shareholders of EU Energy Ltd.

     10.3 Executive Employment Agreement dated as of July 3, 2006 by and between the Registrant and Michael Porter

     10.4 Letter Agreement dated as of July 3, 2006 by and between the Registrant and The McIntosh Group

     10.5 Letter Agreement dated as of July 3, 2006 by and between EU Energy and The McIntosh Group

     10.6 Consulting Agreement dated as of July 3, 2006 by and between the Registrant and Technology Management Advisors, LLC

----------
(1) Previously filed

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Composite Technology Corporation

                                           By: /s/ Benton Wilcoxon
                                              ----------------------------------
                                               Benton Wilcoxon
                                               Chief Executive Officer

Dated: July 7, 2006

                                  Exhibit Index

  Exhibit
  Number         Description
  ------         -----------

     10.1 Share Exchange Agreement dated as of June 2, 2006 by and among the Registrant, certain shareholders of EU Energy plc. (now called EU Energy Ltd.), and Michael Porter (1)

     10.2 EU Energy Principals' Agreement dated as of July 3, 2006 by and among the Registrant, certain shareholders of EU Energy Ltd.

     10.3 Executive Employment Agreement dated as of July 3, 2006 by and between the Registrant and Michael Porter

     10.4 Letter Agreement dated as of July 3, 2006 by and between the Registrant and The McIntosh Group

     10.5 Letter Agreement dated as of July 3, 2006 by and between EU Energy and The McIntosh Group

     10.6 Consulting Agreement dated as of July 3, 2006 by and between the Registrant and Technology Management Advisors, LLC

----------
(1) Previously filed